     AMENDMENT NO. 1 AND WAIVER TO $2,430,000,000
                  CREDIT AGREEMENT

     AMENDMENT NO. 1 AND WAIVER dated as of February
27, 1996 among NATIONAL RURAL UTILITIES COOPERATIVE FINANCE
CORPORATION (the "Borrower") and the BANKS listed on the signature pages hereof (the "Banks").

                 WITNESSETH:

     WHEREAS, certain of the parties hereto, J.P.
Morgan Securities Inc. and The Bank of Nova Scotia, as Co-Syndication Agents, and Morgan Guaranty Trust Company of New York, as Administrative Agent (the "Agent"), have heretofore entered into a Credit Agreement dated as of February 28, 1995 (the "Agreement");and

     WHEREAS, the parties hereto desire to amend the Agreemenent for the purposes set forth herein.

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1.  Definitions; References.  Unless
otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

     SECTION 2.  Waiver of Section 2.16 of the
Agreement and Amendment to Signature Pages of Agreement pursuant to Section 2.16 of the Agreement. (a) Each Bank hereby waives the borrower's compliance with the requirement pursuant to Section 2.16 of the Agreement to deliver at least 45 days' prior notice to the Agent to increase the aggregate amount of the Commitments solely to the extent necessary to permit the increase in the Commitments referred to in paragraphs (b) and (c) of this Section.

     (b)  Upon the effectiveness of this Amendment
No. 1 and Waiver, pursuant to Section 2.16 of the Agreement
(x) each of the institutions set forth on the signature pages hereof as a "New Bank" (each such Bank a "New Bank") shall become a party to the Agreement as a Bank by execution and delivery to the Borrower and the Agent of counterparts of the Agreement and (y) the signature pages of the Agreement shall be amended as set forth on the signature pages hereof to add each such New Bank to the signature pages of the Agreement and to reflect the Commitment (as set forth on the signature pages hereof opposite such Bank's name) of such New Bank under the Agreement.

     (c)  Upon the effectiveness of this Amendment
No. 1 and Waiver, pursuant to Section 2.16 of the Agreement
(x) the amount of the Commitment of each Bank set forth on the signature pages hereof as an "Increasing Bank" (each such Bank an "Increasing Bank") shall be increased to equal the amount set forth on the signature pages hereof opposite such Bank's name and (y) the amount set forth on the signature pages of the Agreement opposite the name of such Bank shall be amended as set forth on the signature pages hereof to reflect such increase.

     (d) Each Bank other than the New Banks and the Increasing Banks shall continue to have a Commitment in the amount set forth opposite such Bank's name on the signature pages hereof.

     SECTION 3.  Governing Law.  This Amendment No. 1
and Waiver shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 4. Counterparts; Effectiveness. This Amendment No. 1 and Waiver may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment No. 1 and Waiver shall become effective as of the date hereof when the Agent shall have received duly executed counterparts hereof signed by the Borrower and the Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                        NATIONAL RURAL UTILITES
                          COOPERATIVE FINANCE CORPORATION

                        By  /s/ STEVEN L. LILLY
                          Title:  Chief Financial Officer

Commitments

$129,000,000            MORGAN GUARANTY TRUST COMPANY
                          OF NEW YORK

                        By  /s/ SANJEANETTA HARRIS
                          Title:  Vice President


$126,000,000            THE BANK OF NOVA SCOTIA

                        By  /s/ J.R. TRIMBLE
                          Title:  Senior Relationship Manager


$66,000,000             SOCIETE GENERALE

                        By /s/ GORDON EADON
                          Title:  Vice President


$51,000,000             PNC BANK, NATIONAL ASSOCIATION

                        By /s/ THOMAS A. MAJESKI
                          Title:  Assistant Vice President

$45,000,000             DRESDNER BANK AG, NEW YORK
                          AND GRAND CAYMAN BRANCHES

                        By /s/ SUSAN A. HODGE
                          Title:  Vice President

                        By /s/ ROBERT GRELLA
                          Title:  Vice President


$30,000,000             BANCO BILBAO VIZCAYA, S.A.

                        By /s/ JOHN CARRERAS
                          Title:  Vice President


$30,000,000             THE LONG-TERM CREDIT BANK OF JAPAN

                        By /s/ M. SHOJI
                          Title:  Deputy General Manager


$30,000,000             BANCA MONTE DEI PASCHI DI SIENA SPA

                        By /s/ S.M. SONDAK
                          Title:  F.V.P. & Dep. General Manager

                        By /s/ BRIAN R. LANDY
                          Title:  Vice President


$30,000,000             BANK OF MONTREAL

                        By /s/ JOHN L. SMITH
                          Title:  Director

$30,000,000             SIGNET BANK

                        By /s/ LINWOOD WHITE
                          Title:  Sr. Vice President

$30,000,000             WESTDEUTSCHE LANDESBANK
                          GIROZENTRALEN
                          NEW YORK BRANCH/CAYMAN ISLANDS
                          BRANCH

                        By /s/
                          Title:  Vice President

                        By /s/ KAREN E. HOPLOCK
                          Title:  VP


$24,000,000             BANK ONE, ARIZONA, NA

                        By /s/ CRAIG HOSKINS
                          Title:  Vice President


$30,000,000             CREDIT SUISSE

                        By /s/ DAWN E. RUBINSTEIN
                          Title:  Associate

                        By /s/ ADRIAN GERMANN
                          Title:  Associate


$24,000,000             UNITED STATES NATIONAL
                          BANK OF OREGON

                        By /s/ DOUGLAS A. RICH
                          Title:  Vice President

$21,000,000             CRESTAR BANK

                        By /s/ WILLIAM F. LINDLAW
                          Title:  Vice President


$21,000,000             DG BANK DEUTSCHE
                          GENOSSENSCHAFTSBANK
                          NEW YORK BRANCH

                        By /s/ JOHN DEAN
                          Title:

                        By /s/ PAMELA D. INGRAM
                          Title:  Assistant Vice President


$21,000,000             THE NORTHERN TRUST COMPANY

                        By /s/ DAVID L. LOVE
                          Commercial Banking Officer


$21,000,000             SUNBANK, NATIONAL ASSOCIATION

                        By /s/ ANDREW J. HINES
                          Title:  AVP


$18,000,000             BANCO DI NAPOLI S.P.A.

                        By /s/ CLAUDE P. MAPES
                          Title:  First Vice President

                        By /s/ VITO SPADA
                          Title:  Executive Vice President

$18,000,000             LLOYDS BANK PLC

                        By /s/ PAUL D. BRIAMONTE
                          Title:  Vice President


$18,000,000             THE TOYO TRUST & BANKING CO., LTD.

                        By /s/ HIROYUKI FUKURO
                          Title:  Vice President

                        By /s/ NICK FIORE
                          Title:  Marketing Officer


$15,000,000             BANK AUSTRIA AKTIENGESELLSCHAST

                        By /s/ J. ANTHONY SEAY
                          Title:  Vice President

                        By /s/ MARK NOLAN
                          Title:  Assistant Vice President
                                  Bank Austria


$15,000,000             THE BANK OF CALIFORNIA, N.A.

                        By /s/ HARRY S. MATTHEWS
                          Title:  Vice President


$15,000,000             HARRIS TRUST AND SAVINGS BANK

                        By /s/ MICHAEL W. LEWIS
                          Title:  Senior Vice President

$15,000,000             NATIONAL CITY BANK, COLUMBUS

                        By /s/ JEFFREY C. HAWTHORNE
                          Title:  Vice President


Commitments             INCREASING BANKS

$111,000,000            THE CHASE MANHATTAN BANK, N.A.

                        By /s/ THOMAS L. CASEY
                          Title:  Vice President


$111,000,000            THE FIRST NATIONAL BANK OF CHICAGO

                        By /s/ RICHARD WALDMAN
                          Title:  Authorized Agent


$108,000,000            ABN AMRO BANK N.V. NEW YORK BRANCH

                        By /s/ GEORGE W. DUGAN
                          Title:  Vice President

                        By /s/ DAVID STACK
                          Title:  Assistant Vice President


$108,000,000            BANK OF AMERICA NATIONAL TRUST
                          AND SAVINGS ASSOCIATION

                        By /s/ R. VERNON HOWARD
                          Title:  Managing Director

$108,000,000            CREDIT LYONNAIS CAYMAN ISLANDS
                          BRANCH

                        By /s/ MARY COLLIER
                          Title:  Authorized Signature


$108,000,000            NATIONSBANK, N.A.  (CAROLINAS)

                        By /s/ PAULA A. ZELLAR
                          Title:  Vice President


$108,000,000            THE TORONTO-DOMINION BANK

                        By /s/ JORGE A. GARCIA
                          Title:  Mgr. Cr. Admin.


$108,000,000            UNION BANK OF SWITZERLAND

                        By /s/ STEPHEN A. CAYER
                          Title:  Assistant Treasurer

                        By /s/ PETER B. YEARLEY
                          Title:  Managing Director


$84,000,000             THE BANK OF TOKYO TRUST COMPANY

                        By /s/ CATHERINE MOESER
                          Title:  Assistant Vice President

$78,000,000             COOPERATIEVE CENTRALE RAIFFEISEN-
                          BOERENLEENBANK, B.A.,
                          "Rabobank Nederland",
                          NEW YORK BRANCH

                        By /s/ MARK LAPONTE
                          Title:  Vice President

                        By /s/ IAN REECE
                          Title:  Vice President & Manager


$66,000,000             CIBC INC.

                        By /s/ MARGARET E. MCTIGUE
                          Title:  Director


$63,000,000             MELLON BANK, N.A.

                        By /s/ SCOTT HENNESSEE
                          Title:  Assistant Vice President


$57,000,000             COMERICA BANK

                        By /s/ TAMARA J. GURNE
                          Title:  Account Officer


$51,000,000             THE INDUSTRIAL BANK OF JAPAN, LTD.,
                          NEW YORK BRANCH

                        By /s/ YUTAKA ENDO
                          Title:  Senior Vice President

$42,000,000             THE SUMITOMO BANK, LIMITED
                          NEW YORK BRANCH

                        By /s/ YOSHINORI KAWAMURA
                          Title:  Joint General Manager


$36,000,000             BARCLAYS BANK PLC

                        By /s/ MICHAEL MURRAY
                          Title:  Associate Director


$36,000,000             FIRST BANK NATIONAL ASSOCIATION

                        By /s/ CHRISTOPHER H. PATTON
                          Title:  Commercial Banking Officer


$36,000,000             FIRST INTERSTATE BANK OF
                          WASHINGTON, N.A.

                        By /s/ SUSAN J. HENDRIXSON
                          Title:  Vice President


$36,000,000             THE FUJI BANK, LIMITED

                        By /s/ TEIJI TERAMOTO
                          Title:  Vice President & Manager

$36,000,000             KREDIETBANK N.V.

                        By /s/ TOD R. ANGUS   /s/ RAYMOND F. MURRAY
                          Title:  Vice President   Vice President


$33,000,000             NORDDEUTSCHE LANDESBANK
                          GIROZENTRALE NEW YORK AND/OR
                          CAYMAN ISLANDS BRANCH

                        By /s/ STEPHANIE HOEVERMANN
                          Title:  VP

                        By /s/ STEPHEN K. HUNTER
                          Title:  SVP


$30,000,000             BANQUE NATIONALE DE PARIS

                        By /s/ PHIL TRUESDALE
                          Title:  Vice President

                        By /s/ JOHN S. MCGILL
                          Title:  Vice President


$27,000,000             COMMERZBANK AG NEW YORK BRANCH
                          AND/OR GRAND CAYMAN BRANCH

                        By /s/ J. SCHMIEDING
                          Title:  Vice President

                        By /s/ A. CAMPBELL
                          Title:  Assistant Cashier

$24,000,000             BANCA CRT SPA

                        By /s/ ROBERT P. DESANTES
                          Title:  Vice President
                                  Head of Corporate Banking

                        By /s/ FRANCO MARINO
                          Title:  Deputy & First Vice President


$24,000,000             THE DAI-ICHI KANGYO BANK, LTD.,
                          NEW YORK BRANCH

                        By /s/ STEPHANIE R. ROGERS
                          Title:  Vice President


$24,000,000             THE SAKURA BANK, LIMITED

                        By /s/ MASAHIRO NAKAJO
                          Title:  Senior Vice President & Manager


$24,000,000             THE TOKAI BANK, LIMITED,
                          NEW YORK BRANCH

                        By /s/ M. MUTO
                          Title:  Deputy General Manager


$21,000,000             THE SANWA BANK, LIMITED,
                          ATLANTA AGENCY

                        By /s/ P.J. PAWIAK
                          Title:  V.P. & Senior Manager


$21,000,000             THE YASUDA TRUST & BANKING
                          COMPANY, LTD.

                        By /s/ RM LAUDENSCHLOGER
                          Title:  SVP

$18,000,000             BAYERISCHE LANDESBANK GIROZENTRALE
                          CAYMAN ISLANDS BRANCH

                        By /s/ K.H. WALLNER
                          Title:  Senior Vice President

                        By /s/ PETER OBERMANN
                          Title:  Senior Vice President
                                  Manager Lending Division


Commitments             NEW BANKS

$27,000,000             DEUTSCHE BANK AG, NEW YORK
                          BRANCH OR CAYMAN ISLANDS BRANCH

                        By /s/ THOMAS G. PLAGEMANN  /s/ ROSEMARY R. KELLEY
                          Title: Asst Vice President    Asst Vice President


$27,000,000             NATIONAL WESTMINISTER BANK PLC/
                          NEW YORK BRANCH

                        By /s/ ANNE MARIE TORRE
                          Title:  Vice President

                        NATIONAL WESTMINISTER BANK PLC/
                          NASSAU BRANCH

                        By /s/ ANNE MARIE TORRE
                          Title:  Vice President


$27,000,000             ROYAL BANK OF CANADA

                        By /s/ T.L. GRANT
                          Title:  Manager

$21,000,000             CAISSE NATIONALE DE CREDIT AGRICOLE

                        By /s/ DANIEL PUYO
                          Title:  Senior VP


$18,000,000             FLEET NATIONAL BANK OF
                          MASSACHUSETTS

                        By /s/ TOM ROSE
                          Title:  Vice President



Total Commitments

$2,730,000,000